Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PUSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2006, fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respect the financial condition and results of operations of Vitro Diagnostics, Inc.


Date:  September 14, 2006


                                             By: /s/ James R. Musick
                                             -----------------------
                                             James R. Musick, President, Chief
                                             Executive Officer, Chairman of the
                                             Board of Directors, and Principal
                                             Financial Officer